UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23712

Cashmere Fund

(Exact name of registrant as specified in charter)

2000 Central Av

Boulder, CO 80301

(Address of principal executive offices) (Zip code)

Jesse Randall

2000 Central Ave

Boulder, CO 80301

(Name and address of agent for service)

Copies to:

Jonathan D. Van Duren

Greenberg Traurig, LLP

77 West Wacker Drive, Suite 3100

Chicago, Illinois 60601

Registrant's telephone number, including area code: (888) 577-7987

Date of fiscal year end: March 31

Date of reporting period: September 30, 2024

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

CASHMERE

# CASHMERE FUND

Semi-annual report

September 30, 2024 (unaudited)

i

SHAREHOLDER LETTER

Dear Cashmere Fund Members,

Over the past year, the Cashmere Fund (“Cashmere Fund” or “Fund”) has continued its mission of making venture capital accessible to everyone. This year marked significant milestones for the Fund, including a rebranding initiative and the appointment of Forma Cashmere LLC as the new sub-advisor following a successful proxy vote on September 12, 2024. This transition brings enhanced expertise and an expansive network, strengthening the Fund’s ability to access high-potential startup investments that are typically unavailable to retail investors.

Since its inception, the Cashmere Fund has remained focused on building a community of engaged investors, diversifying its portfolio, and challenging accreditation limitations. As of September 30, 2024, the Fund has a community of 5,300+ shareholders (“Members”), and has produced nearly 10% NAV growth since launch. This growth includes accrued interest on convertible notes and fair value adjustments driven by positive developments in portfolio companies, including follow-on financings, revenue growth, profitability enhancements, key performance indicator improvements, and strengthening market sentiment.

We are also proud of the Fund’s commitment to liquidity, having fulfilled over $2.5 million in redemptions since inception, ensuring Members have some access to liquidity. The Fund’s unique structure makes this possible. Cashmere stands at the forefront of what we see as a shifting venture capital landscape, a shift highlighted in PitchBook’s recent report, The Evergreen Evolution (Link). Traditionally, venture capital has been dominated by finite-life funds, accessible primarily to institutional investors. In contrast, our evergreen structure offers continuous access to the venture market with a focus on targeting compounding returns and dynamic liquidity options.

The venture capital market is showing signs of renewed activity, we believe. Carta’s Q2 2024 “State of Private Markets” report (Link) highlighted increases in the number of funding rounds and total capital raised by startups. Notably, valuations held steady or rose across most stages. Carta facilitated 1,287 new funding rounds in Q2 2024, a 4% increase from Q1, while total venture capital investments rose by 12% from Q1, reaching $20.9 billion. These positive signs, we believe, point to renewed momentum in the venture landscape.

The Fund remains dedicated to its investment strategy, continuing to expand its diverse early-stage portfolio across industries such as healthcare, consumer technology, financial technology, and more. Recent portfolio investments include De Soi, an adaptogen-rich sparkling non-alcoholic aperitif co-founded by global pop superstar Katy Perry and Master Distiller Morgan McLachlan, as well as Mad Rabbit, a tattoo skincare brand for aftercare and preservation, with co-investors including Mark Cuban and Stefon Diggs. To date, the team has reviewed over 4,000 opportunities for the Fund, leading to 40 investments ranging from Pre-seed to Series B. The team continues to source deals through established VC networks, founder relationships, pitch competitions, and industry events. By prioritizing selectivity and thorough due diligence, the Fund offers its Members access to highly vetted, high-potential opportunities in the private markets.

Looking ahead, the Cashmere Fund remains committed to expanding access to venture capital while leveraging its distinctive structure and engaged community to create value for its Members. Together, we are redefining who can participate in and benefit from the venture capital asset class.

Thank you for your continued trust and for being a vital part of the Cashmere community.

Sincerely,

Cashmere Fund

CASHMERE FUND
Fund Performance
September 30, 2024 (Unaudited)

Average Annual Total Return Information as of September 30, 2024 (Unaudited):

Cashmere Fund (Inception Date: 04/13/2022)	One Year	Annualized Since Inception
Return	3.63%	3.90%

Fund Benchmark
S&P SmallCap 600® Index*	25.86%	5.82%

____________

*        The S&P SmallCap 600® is an index of small-cap stocks managed by Standard & Poor’s. It tracks a broad range of small-sized companies that meet specific liquidity and stability requirements. Investors cannot invest directly in an index. Index returns, unlike Fund returns, do not reflect any fees or expenses. Index returns assume reinvestment of all distributions. Investments held by the Fund do not match those in the Index and the performance of the Fund will differ.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown assume reinvestment of all distributions, and do not reflect the deduction of taxes that shareholder would pay on Fund distributions or on the redemption of Fund shares. Fund returns would have been lower if a portion of the fees had not been waived and reimbursed by the Fund’s Adviser. Past performance is no guarantee of future results. Please read the Fund’s Prospectus carefully before investing.

CASHMERE FUND
Portfolio Composition (Unaudited)

Fund Vertical Diversification

The following table provides a breakdown of the Fund, by the industry verticals that the underlying securities represent, as a percentage of net assets as of September 30, 2024.

Vertical	Percent of Total Net Assets
Consumer Goods and Retail	23.4%
Consumer Technology	15.2%
Education Technology	2.3%
Financial Technology	9.0%
Health Technology	8.6%
Healthcare	7.3%
Human Resource Technology	11.2%
Logistics Technology	1.8%
Private Investment Companies	3.8%
Property Technology	8.2%
Short-Term Investments	9.8%
Other liabilities in excess of assets	(0.6)%
Total	100.0%

Fund Security Type Diversification

The following chart provides a visual breakdown of the Fund, by the security type that the underlying securities represent, as a percentage of net assets as of September 30, 2024.

Security Type	Percent of Total Net Assets
Convertible Debt in Portfolio Companies	7.1%
Equity Investments in Portfolio Companies	48.4%
Portfolio Funds	3.8%
Simple Agreements for Future Equity in Portfolio Companies	31.1%
Warrants	0.4%
Short-Term Investments	9.8%
Other assets in excess of liabilities	(0.6)%
TOTAL	100.0%

Cashmere Fund
SCHEDULE OF INVESTMENTS
September 30, 2024 (Unaudited)

	Principal/ Shares	Fair Value
Convertible Debt in Portfolio Companies — 7.1%
Consumer Goods and Retail — 1.8%
Mad Rabbit Tattoo, Inc., 8.00%, due 8/15/26[1,2]	250,000	$250,000

Financial Technology — 1.8%
Trellis Technologies, Inc., 8.00%, due 11/30/24[1,2]	250,000	250,000

Healthcare — 3.5%
Cabinet Health P.B.C., 4.55%, due 2/3/25[1,2]	500,000	500,000
Total Convertible Debt in Portfolio Companies (Cost $1,000,000)		1,000,000

Equity Investments in Portfolio Companies — 48.4%
Consumer Goods and Retail — 14.5%
Drupely, Inc. dba Graza Series A-3 Preferred Stock[1,2,3]	210,999	692,056
FEAT Socks, Inc.[1,2,3]	3,262,472	250,003
IQ Bar, Inc. Series B Preferred Stock[1,2,3]	41,553	313,442
Lukla, Inc. dba OROS Series B Preferred Stock[1,2,3]	412,819	500,000
Nomadica Series Seed-6 Preferred Stock[1,2,3]	462,107	314,847
Total Consumer Goods and Retail		2,070,348

Consumer Technology — 10.4%
After Services, Inc. Series Seed-7 Preferred Stock[1,2,3]	24,068	495,635
After Services, Inc. Series Seed-8 Preferred Stock[1,2,3]	21,445	441,619
GO, Inc. Series Seed-1 Preferred Stock[1,2,3]	400,160	287,891
The Dyrt, Inc. Series C Preferred Stock[1,2,3]	608,726	250,000
Total Consumer Technology		1,475,145

Education Technology — 2.3%
EdInvent, Inc. dba Accredible Series B Preferred Stock[1,2,3]	79,956	326,129

Health Technology — 2.2%
Time Therapeutics, Inc. (Hone Health)[1,2,3]	22,006	314,479

Human Resource Technology — 11.2%
IsoMed, Inc. Common Stock[1,2,3]	764,292	260,410
IsoTalent, Inc. Series Seed-1 Preferred Stock[1,2,3]	764,292	1,180,357
Obra, Inc. Common Stock[1,2,3]	764,292	164,690
Total Human Resource Technology		1,605,457

Property Technology — 7.8%
Cloud Apartments, Inc. Series Seed-1 Preferred Stock[1,2,3]	208,995	254,999
Eloit Street, Inc. dba Guest House Series C-2 Preferred Stock[1,2,3]	2,012,882	311,111
Havenly, Inc. Series C-1 Preferred Stock[1,2,3]	63,848	263,330
True Footage Inc. Series A Prime Preferred Stock[1,2,3]	38,836	285,002
Total Property Technology		1,114,442

Total Equity Investments in Portfolio Companies (Cost $5,250,149)		6,906,000

See accompanying Notes to Financial Statements.

Cashmere Fund

SCHEDULE OF INVESTMENTS — (CONTINUED)

September 30, 2024 (Unaudited)

	Principal/ Shares	Fair Value
Portfolio Funds — 3.8%
Private Investment Companies — 3.8%
Curate Capital Fund I, LP1,3,4		$157,189
Ganas Ventures I, a series of Ganas Ventures, LP1,3,4,5		165,351
Impressionism Capital Fund I, LP1,3,4		74,608
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A1,3,4,5		148,463
Total Portfolio Funds (Cost $607,500)		545,611

Simple Agreements for Future Equity in Portfolio Companies — 31.1%
Consumer Goods and Retail — 7.1%
De Soi, Inc.[1,2,3]		200,000
Frances Valentine, LLC[1,2,3]		550,000
Hikerkind, Inc.[1,2,3]		250,000
Total Consumer Goods and Retail		1,000,000

Consumer Technology — 4.8%
Hearth Display, Inc.[1,2,3]		275,000
SweatPals, Inc.[1,2,3]		125,000
The Last Gameboard, Inc.[1,2,3]		279,762
Total Consumer Technology		679,762

Financial Technology — 7.2%
EarlyBird Central, Inc.[1,2,3]		420,000
Line Financial, P.B.C.[1,2,3]		500,000
Nada Holdings, Inc.[1,2,3]		110,000
Total Financial Technology		1,030,000

Healthcare — 3.8%
Lazzaro Medical, Inc.[1,2,3]		275,000
Pear Suite, Inc.[1,2,3]		275,000
Total Healthcare		550,000

Health Technology — 6.4%
Grapefruit Health, Inc.[1,2,3]		125,000
Parallel Health, Inc.[1,2,3]		262,500
Wyndly Health, Inc.[1,2,3]		525,000
Total Health Technology		912,500

Logistics Technology — 1.8%
Shappi, Inc.[1,2,3]		262,500
Total Simple Agreements for Future Equity in Portfolio Companies (Cost $4,216,440)		4,434,762

Warrants — 0.4%
Financial Technology — 0.0%
Trellis Technologies, Inc., exercise price $0, expiration date 5/31/29[1,2,3]	25,000	—

Property Technology — 0.4%
Havenly, Inc., exercise price $2.1206, expiration date 2/17/28[1,2,3]	31,924	63,967
Total Warrants (Cost $0)		63,967

See accompanying Notes to Financial Statements.

Cashmere Fund

SCHEDULE OF INVESTMENTS — (CONTINUED)

September 30, 2024 (Unaudited)

	Principal/ Shares	Fair Value
Short-Term Investments — 9.8%
Goldman Sachs Financial Square Government Fund – Institutional Class, 4.78%[6]	1,399,778	$1,399,778
Total Short-Term Investments (Cost $1,399,778)		1,399,778

Total Investments (Cost $12,473,867) — 100.6%		14,350,118
Other liabilities in excess of assets — (0.6)%		(87,596)
Net Assets — 100%		$14,262,522

____________

P.B.C. — Public Benefit Corporation

dba — doing business as

LP — Limited Partnership

1        Restricted security. (See Note 7)

2        Level 3 securities fair valued using significant unobservable inputs. (See Note 2)

3        Non-Income Producing

4        Investment valued using net asset value per share (or its equivalent) as a practical expedient. Please see Note 2 in the Notes to the Financial Statements for respective investment strategies, unfunded commitments, and redemptive restrictions.

5        Affiliated investment for which ownership exceeds 5% of the investment’s capital. (See Note 6)

6        Rate disclosed represents the seven day yield as of period end.

See accompanying Notes to Financial Statements.

Cashmere Fund
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2024 (Unaudited)

Assets:
Unaffiliated investments, at fair value (cost $10,736,589)	$12,636,526
Affiliated investments, at fair value (cost $337,500)	313,814
Short-term investments, at fair value (cost $1,399,778)	1,399,778
Receivable fund shares sold	28,155
Interest income receivable	72,620
Due from Adviser, net (Note 3)	56,142
Prepaid expenses	100,694
Total assets	14,607,729

Liabilities:
Payable for audit and tax fees	180,697
Payable for legal fees	81,341
Payable for accrued other expenses	27,551
Payable for transfer agent fees	21,435
Payable for fund accounting and administration fees	19,614
Payable for marketing fees	4,037
Payable for Trustees’ fees	3,969
Payable for chief compliance & financial officer fees	3,472
Payable for custody fees	3,091
Total liabilities	345,207
Commitments and contingencies (Note 8)

Net Assets	$14,262,522

Components of Net Assets:
Paid-in capital (unlimited number of shares authorized)	$13,138,996
Total distributable earnings	1,123,526
Net Assets	$14,262,522

Shares of beneficial interest issued and outstanding	651,850
Net asset value per share	$21.88

See accompanying Notes to Financial Statements.

Cashmere Fund
STATEMENTS OF OPERATIONS
For the Six Months Ended September 30, 2024 (Unaudited)

Investment income:
Interest income from unaffiliated investments	$77,428
Total investment income	77,428

Expenses:
Investment management fees (Note 3)	181,868
Transfer agent fees	77,759
Legal fees	77,430
Insurance fees	72,568
Audit and tax fees	60,697
Fund accounting and administration fees	60,213
Chief compliance & financial officer fees	50,139
Miscellaneous fees	45,826
Transaction fees	32,700
Trustee fees	28,969
Marketing fees	21,805
Shareholder reporting fees	15,749
Registration fees	10,394
Custody fees	9,572
Total expenses	745,689
Contractual waiver of fees and reimbursement of expenses (Note 3)	(316,481)
Net expenses	429,208
Net investment loss	(351,780)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	260,445
Net change in unrealized appreciation (depreciation) on affiliated investments	(9,667)
Net change in unrealized appreciation (depreciation) on investments	250,778
Net decrease in net assets from operations	$(101,002)

See accompanying Notes to Financial Statements.

Cashmere Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2024 (Unaudited)	For the Year Ended March 31, 2024
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(351,780)	$(468,577)
Net change in unrealized appreciation (depreciation) on investments	250,778	1,413,873
Net increase (decrease) in net assets resulting from operations	(101,002)	945,296

Distributions to shareholders:
From net investment income	—	(24,201)

Capital Transactions:
Net proceeds from shares sold	889,913	2,825,006
Reinvestment of distributions	—	24,195
Cost of shares redeemed	(752,852)[1]	(1,390,375)[2]
Net increase in net assets from capital transactions	137,061	1,458,826
Total increase in net assets	36,059	2,379,921

Net Assets:
Beginning of period	14,226,463	11,846,542
End of period	$14,262,522	$14,226,463

Capital Share Transactions:
Shares sold	40,439	135,046
Shares reinvested	—	1,143
Shares redeemed	(34,302)	(66,042)
Net increase in capital share transactions	6,137	70,147

____________

1        Net of redemption fees received of $762.

2        Net of redemption fees received of $5,985.

See accompanying Notes to Financial Statements.

Cashmere Fund
STATEMENT OF CASH FLOWS
For the Six Months Ended September 30, 2024 (Unaudited)

Cash flows provided by operating activities:
Net decrease in net assets from operations	$(101,002)
Purchases of investments	(475,076)
Net change in unrealized (appreciation) depreciation on investments	(250,778)
Change in short-term investments, net	535,827

(Increase)/Decrease in assets:
Interest income receivable	(21,148)
Due from Adviser	127,529
Prepaid expenses	(56,192)

Increase/(Decrease) in liabilities:
Audit and tax fees	60,697
Custody fees	(1,605)
Transfer agent fees and expenses	(2,145)
Fund administration fees	86
Chief compliance & financial officer fees	(16,528)
Trustees’ fees and expenses	3,969
Marketing fees	1,096
Other accrued expenses	(8,841)
Legal fees	46,685
Net cash used in operating activities	(157,426)

Cash flows provided by financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	910,278
Cost of shares repurchased, net of redemption fees	(752,852)
Net cash provided by financing activities	157,426

Net Change in Cash	—

Cash, Beginning of year	—
Cash, End of year	—

See accompanying Notes to Financial Statements.

Cashmere Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended September 30, 2024 (Unaudited)	For the Year Ended March 31, 2024	For the Period Ending March 31, 2023 (Unaudited)[1]
Net asset value, beginning of period	$22.03	$20.58	$20.00
Income from Investment Operations:
Net investment income (loss)[2]	(0.53)	(0.74)	0.29
Net realized and unrealized gain (loss)	0.38	2.22	0.32
Total from investment operations	(0.15)	1.48	0.61
Less Distributions:
From net investment income	(0.00)	(0.04)	(0.05)
Total distributions	(0.00)	(0.04)	(0.05)
Redemption Fees[2]:	(0.00)[3]	0.01	0.02
Net asset value, end of period	$21.88	$22.03	$20.58
Total return[4,5]	(0.68)%	7.23%	3.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,263	$14,226	$11,847

Ratio of expenses to average net assets:
Gross[6]	10.22%	13.10%	30.02%[7]
Net[6,8]	5.90%	5.00%	0%[7]
Ratio of net investment income (loss) to average net assets:
Net[6,8]	(4.82)%	(3.54)%	1.47%[7]

Portfolio turnover rate[5]	0%	0%	0%

____________

1        Reflects operations for the period from April 14, 2022 (commencement of operations) to March 31, 2023. Prior to the commencement of operations date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

2        Based on average shares outstanding for the period.

3        Redemption fees consisted of a per share amount of less than $0.01.

4        Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. Returns shown do not include payment of an early repurchase fee for shares redeemed within 545 days of purchase. The return would have been lower if certain expense had not been waived or reimbursed by the Adviser.

5        Not annualized for periods less than 12 months.

6        The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of September 30, 2024, the Fund’s underlying investment companies included a range of management fees from 0.68% to 6.37% (unaudited) and performance fees from 0.00% to 20.00% (unaudited).

7        Annualized, with the exception of non-recurring organizational costs.

8        Represents the ratios of expenses and net investment income (loss) inclusive of fee waivers and/or expenses reimbursements (Note 3).

See accompanying Notes to Financial Statements.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2024

1. Organization

Cashmere Fund (formerly, Sweater Cashmere Fund) (the “Fund”) was organized on June 17, 2021, as a statutory trust under the laws of the state of Delaware. The Fund is a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has an inception date of April 13, 2022 and commenced operations on the following business day.

The Fund’s investment objective is to generate long-term capital appreciation primarily through an actively managed portfolio that provides investors with exposure to private, venture capital investments. The Fund will seek to achieve its investment objective through investing primarily in equity securities (e.g., common stock, preferred stock, and equity-linked securities convertible into equity securities) of private, operating growth companies (“Portfolio Companies”) and, to a lesser extent, interests in professionally managed private venture capital funds (“Portfolio Funds”). The Fund anticipates acquiring interests in the Portfolio Companies both directly from the issuer, including through co-investing with venture capital funds and other investors, and from third party holders of these interests in secondary transactions.

Sweater Industries, LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). Forma Cashmere LLC, doing business as Cashmere LLC (“Forma”), an investment adviser registered under the Advisers Act, serves as the Sub-Adviser to the Fund, subject to oversight by the Adviser. The Fund’s Board of Trustees (the “Board” or “Board of Trustees”) has the overall responsibility for the management and supervision of the business operations of the Fund.

2. Significant accounting policies

The price of the Fund’s shares of beneficial interest (“Shares”) is based on its net asset value (“NAV”). The NAV per Share equals the total value of the Fund’s assets as of the applicable Business Day, less its liabilities (including accrued fees and expenses), divided by the number of its outstanding Shares.

The Fund will generally calculate its NAV as of the close of regular trading (4:00 p.m. Eastern Time) on the New York Stock Exchange (the “NYSE”) each day the NYSE is open (each, a “Business Day”). Although the Fund will typically determine its NAV on each Business Day, the Fund’s calculation of its NAV is subject to valuation risk.

Basis of Presentation and Use of Estimates — The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). The policies are in conformity with generally accepted accounting principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Recognition and Expenses — Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex-dividend date. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; marketing expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement (see Note 3).

All cash, receivables and current payables are carried on the Fund’s books at their net realizable value.

Investment Transactions — Investment transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the identified cost basis for publicly traded investments and a dollar-for-dollar cost depletion for the Fund’s private investments for both financial statement and federal income tax purposes.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2024

2. Significant accounting policies (cont.)

Federal Income Taxes — The Fund has elected and intends to continue to elect to be treated, and expects each year to qualify, as a regulated investment company (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes substantially all of its net taxable income and gains on a timely basis and meets the other quarterly compliance requirements.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s current tax year and all open tax years.

Distributions to shareholders — Following the disposition by the Fund of securities of Portfolio Companies, or the receipt by the Fund of distribution proceeds from a Portfolio Fund, the Fund will make cash distributions of the net profits, if any, to shareholders once each fiscal year at such time as the Board determines in its sole discretion (or more often at such times determined by the Board, if necessary for the Fund to maintain its status as a RIC and in accordance with the Investment Company Act). The Fund intends to establish reasonable reserves to meet Fund obligations prior to making distributions.

Investment Valuation

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 under the 1940 Act and in conjunction with FASB’s ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the Adviser’s day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

Shares of mutual funds, including money-market funds, are fair valued at their reported NAV.

A substantial portion of the Fund’s assets consist of securities of Equity Investments in Portfolio Companies, which may be made through Simple Agreements for Future Equity and Convertible Debt, and Portfolio Funds for which there are no readily available market quotations. New purchases of Equity Investments in Portfolio Companies and Portfolio Funds may be valued at acquisition cost initially.

The information available in the marketplace for such Portfolio Companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated, and difficult to confirm. Such securities are valued by the Adviser at fair value as determined pursuant to the Valuation Procedures. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Adviser. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be that information which is provided by the issuer of the securities. Given the nature, timeliness, amount, and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2024

2. Significant accounting policies (cont.)

Certain investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value may be valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current business data (e.g., information available through regulatory filings, press releases, news feeds and financial press), including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; information provided by the company (e.g., letters to investors, financials, information provided pursuant to financial document reporting obligations); security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; its earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; M&A comparables; and enterprise values.

In valuing Portfolio Fund investments held in the Fund, the Adviser will rely primarily on unaudited valuation statements received from such funds on a quarterly basis, and (when available) audited values received on an annual basis. It will usually be the case, however, that the most recently reported value by such funds will be as of a date that is a quarter in arrears than the date as of which the Fund is calculating its NAV. In these circumstances, and in other situations where the Adviser determines that the consideration of the following factors is relevant to determining the value of an interest in a Portfolio Fund, such fund’s reported value will generally be adjusted for cash flows to/from such fund due to capital drawdowns/distributions that may have occurred since the date of the most recently available reported values; changes in the valuation of relevant indices; and such other factors that the Adviser deems appropriate, as well as any publicly available information regarding such fund’s portfolio companies and/or assets (i.e., idiosyncratic factors). Other factors that may be relevant in determining the value of an interest in a Portfolio Fund, include (i) information provided to the Fund or to the Adviser by such fund, or the failure to provide such information as agreed to in such fund’s offering materials or other agreements with the Fund; (ii) relevant news and other public sources; (iii) known secondary market transactions in the fund’s interests (to the extent deemed a credible indication of value); and (iv) significant market events that may not otherwise be captured by changes in valuation of relevant indices discussed above. As part of the Adviser’s ongoing due diligence process, the Adviser will compare its fair valuation of the Fund’s interests in a Portfolio Fund to such fund’s quarterly valuation statement for that particular period — if provided by the Portfolio Fund — for purposes of determining whether any adjustments to the implementation of the Valuation Procedures should be made going forward.

When determining the price for an investment to be fair valued, the Adviser is required to seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations are typically based upon all available factors that the Adviser deems relevant at the time of the determination and may be based on analytical values determined by the Adviser using proprietary or third-party valuation models.

The Fund’s financial statements, which are prepared in accordance with GAAP, follow the requirements for valuation set forth in ASC 820, which defines and establishes a framework for measuring fair value under GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2024

2. Significant accounting policies (cont.)

The three-level hierarchy for fair value measurement is defined as follows:

•        Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•        Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•        Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Investments in private investment companies that are reported in the Fund’s statement of assets and liabilities at NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value, are excluded from the fair value hierarchy.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment strategy and target investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to determine fair value of the Fund’s investments as of September 30, 2024:

		Fair Value Measurements at the End of the Reporting Period Using
Investments	Practical Expedient*	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Convertible Debt in Portfolio Companies*	$—	$—	$—	$1,000,000	$1,000,000
Equity Investments in Portfolio Companies*	—	—	—	6,906,000	6,906,000
Portfolio Funds*	545,611	—	—	—	545,611
Simple Agreements for Future Equity in Portfolio Companies*	—	—	—	4,434,762	4,434,762
Warrants*	—	—	—	63,967	63,967
Short-Term Investments	—	1,399,778	—	—	1,399,778
Total	$545,611	$1,399,778	$—	$12,404,729	$14,350,118

____________

*        All sub-categories within the security type represent their respective evaluation status. For a detailed breakout, please refer to the Schedule of Investments.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2024

2. Significant accounting policies (cont.)

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value as of September 30, 2024:

	Beginning Balance as of April 1, 2024	Transfers into/out of Level 3 during the period	Purchases or Conversions		Sales or Conversions		Net Realized Gain (Loss)	Distributions	Change in net unrealized appreciation (depreciation)	Ending Balance as of September 30, 2024
Convertible Debt in Portfolio Companies	$750,000	$—	$250,000		$—		$—	$—	$—	$1,000,000
Equity Investments in Portfolio Companies	6,163,933	—	475,076	(1)	—		—	—	266,991	6,906,000
Simple Agreements for Future Equity in Portfolio Companies	4,709,762	—	200,000		(475,000	)(1)	—	—	—	4,434,762
Warrants	63,967	—	—		—		—	—	—	63,967
	$11,687,662	$—	$925,076		$(475,000)		$—	$—	$266,991	$12,404,729

____________

(1)      Amounts include $475,000 in simple agreements for future equity in portfolio companies converted to $475,000 in equity investments in portfolio companies.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of September 30, 2024:

	Fair Value as of September 30, 2024	Valuation Technique	Unobservable Inputs	Range of Inputs/ (weighted average)(1)
Equity Investments in Portfolio Companies	$6,906,000	Market Approach	Calibration	(41.46)% – 148.10%/0.52X – 7.69X revenue/AVG 12.10%/AVG 2.97X
Simple Agreements for Future Equity in Portfolio Companies	4,434,762	Market Approach	Calibration	(73.81)% – 173.63%/AVG 6,62%
Warrants	63,967	Market Approach	Calibration	(19.09)% – 122.00%/AVG 19.71%
Total Level 3 Investments(2)	$11,404,729

____________

(1)      To the extent the unobservables inputs increase or decrease there is a corresponding increase or decrease in fair value.

(2)      Certain Level 3 investments of the Fund, totaling fair value assets of $4,024,629, have been recorded at fair value using unadjusted third-party inputs (for example, recent transaction price). As such, these investments have been excluded from the preceding table.

The following is the fair value measurement of investments that are measured at NAV per share (or its equivalent) as a practical expedient:

Portfolio Funds*	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
Curate Capital Fund I, LP	Early Stage Technology	$157,189	$—	None	Not Applicable	Not Applicable
Ganas Ventures I, a series of Ganas Ventures, LP	Early Stage Technology	165,351	62,500	None	Not Applicable	Not Applicable
Impressionism Capital Fund I, L.P.	Early Stage Technology	74,608	150,000	None	Not Applicable	Not Applicable
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A	Early Stage Technology	148,463	—	None	Not Applicable	Not Applicable

____________

*        Refer to the Schedule of Investment for industry classifications of individual securities.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2024

3. Fees and Transactions with Related Parties and Other Agreements

The Fund has entered into an Investment Management Agreement with the Adviser, pursuant to which the Adviser provides general investment advisory services for the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, accrued daily and paid monthly in arrears, at an annual rate equal to 2.50% of the Fund’s average daily net assets. Forma acts as the Fund’s Sub-Adviser and assists the Adviser in implementing and supervising the investment program of the Fund and the composition of its portfolio. Forma is paid by the Adviser, and not by the Fund. For the six months ended September 30, 2024, the Fund accrued $181,868 in investment management fees.

The Adviser has entered into an expense limitation agreement (“Expense Limitation Agreement”) with the Fund, pursuant to which the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) (“Operating Expenses”) do not exceed 5.90% of the Fund’s average daily net assets. The Expense Limitation Agreement is in effect through August 15, 2025.

The Fund has agreed to repay the Adviser for any management fees waived and/or Fund expenses the Adviser reimbursed pursuant to the Expense Limitation Agreement, provided the repayments do not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the management fees were waived and/or the Fund expenses were reimbursed, or any expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the Adviser waived the fee or reimbursed the expense. As of September 30, 2024 the Adviser may seek recoupment for previously waived expenses subject to the Expense Limitation Agreement noted above, the following amounts are subject to recoupment by the Adviser by the following dates:

Period of Expiration
March 31, 2025	$209,030
March 31, 2026	$1,974,626
March 31, 2027	$950,506

For the six months ended September 30, 2024, the Adviser waived and/or reimbursed expenses totaling $316,481 that are subject to recoupment.

In consideration of the services rendered by those Trustees who are not “interested persons” (as defined in Section 2(a)19 of the 1940 Act) of the Trust (“Independent Trustees”), the Fund pays each Independent Trustee an annual retainer of $25,000. Independent Trustees are also reimbursed by the Fund for expenses they incur relating to their services as Trustees, including travel and other expenses incurred in connection with attendance at in-person Board and Committee meetings. The Independent Trustees do not receive any other compensation from the Fund. Trustees that are interested persons are not compensated by the Fund.

Certain officers of the Fund and members of the Board are also officers of the Adviser.

Employees of Gryphon Fund Group (“Gryphon”) serve as officers of the Fund. Gryphon receives a monthly fee for the services provided to the Fund. The Fund also reimburses Gryphon for certain out-of-pocket expenses incurred on the Fund’s behalf.

UMB Fund Services, Inc. serves as the Fund’s Administrator, Accounting Agent, and Transfer Agent. UMB Bank, n.a. serves as the Fund’s Custodian.

4. Capital share transactions

Fund shares are continually offered under Rule 415 of the Securities Act of 1933, as amended. As an interval fund, the Fund has adopted a fundamental policy requiring it to make semiannual (twice a year) repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each semiannual repurchase offer will be for 5.00% of the Fund’s Shares at NAV. An

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2024

4. Capital share transactions (cont.)

early repurchase fee will be applied for Shares held less than 545 days. For Shares held for 185 days or less, a 2.00% fee will be applied. For Shares held between 186 and 365 days, a 1.5% fee will be applied. For Shares held between 366 days and 545 days, a 0.50% fee will be applied. Early repurchase fees will be based on the value of the Shares redeemed.

During the six months ended September 30, 2024, the Fund completed one repurchase offer. The result of these repurchase offers are as follows:

Required Repurchase Offers
Commencement Date	July 29, 2024
Repurchase Request Deadline	August 29, 2024
Repurchase Pricing Date	August 29, 2024

Repurchase Pricing Date Net Asset Value	$21.97
Shares Repurchased	34,302
Value of Shares Repurchased (Before Redemption Fees)	$753,614
Percentage of Shares Repurchased	5.00%*

____________

*        The Fund’s tenders exceeded 5.00%, but less than 5.05%, and repurchases were made on a pro-rata basis

5. Investment transactions

Purchases and sales of investments, other than short-term securities, for the six months ended September 30, 2024, were $475,076 and $0, respectively.

6. Affiliated Investments

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of September 30, 2024 and may include acquisitions of new investments, prior year holdings that become affiliated during the period, and prior period affiliated holdings that are no longer affiliated as of period-end.

Non - Controlled Affiliate	Beginning balance April 1, 2024	Purchases or Conversions	Sales or Conversions	Change in Securities Meeting the Definition of an Affiliated Investment	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Return of Capital Adjustments	Ending Value September 30, 2024	Investment Income
Ganas Ventures I, a series of Ganas Ventures, LP	$174,735	$—	$—	$—	$(9,384)	$—	$—	$165,351	$—
Stonks Y Combinator Summer 2022 Access Fund, a Series of Stonks Funds, LP – Class A	148,746	—	—	—	(283)	—		148,463	—
	$323,481	$—	$—	$—	$(9,667)	$—	$—	$313,814	$—

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2024

7. Restricted securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investments objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board.

Additional information on each restricted investment held by the Fund on September 30, 2024 is as follows:

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
After Services, Inc. Series Seed-7 Preferred Stock	6/6/2022	$250,000	$495,635	3.5%
After Services, Inc. Series Seed-8 Preferred Stock	6/6/2022	250,000	441,619	3.1%
Cabinet Health P.B.C. Convertible Debt	2/14/2023	500,000	500,000	3.5%
Cloud Apartments, Inc. Series Seed-1 Preferred Stock	5/8/2023	250,000	254,999	1.8%
Curate Capital Fund I, LP	7/1/2022	170,000	157,189	1.1%
De Soi, Inc.	7/18/2024	200,000	200,000	1.4%
Drupely, Inc. dba Graza Series A-3 Preferred Stock	6/17/2022	200,000	692,056	4.8%
EarlyBird Central, Inc.	6/3/2022	400,000	420,000	2.9%
EdInvent, Inc. dba Accredible Series B Preferred Stock	7/29/2022	250,000	326,129	2.3%
Eloit Street, Inc. dba Guest House Series C-2 Preferred Stock	11/8/2022	300,000	311,111	2.2%
FEAT Socks, Inc.	6/15/2022	250,000	250,003	1.8%
Frances Valentine, LLC	11/18/2022	500,000	550,000	3.9%
Ganas Ventures I, a series of Ganas Ventures, LP	7/1/2022	187,500	165,351	1.2%
GO, Inc. Series Seed-1 Preferred Stock	11/18/2022	500,000	287,891	2.0%
Grapefruit Health, Inc.	5/2/2023	125,000	125,000	0.9%
Havenly, Inc. Warrants	2/10/2023	—	63,967	0.4%
Havenly, Inc., Series C-1 Preferred Stock	2/10/2023	249,997	263,330	1.8%
Hearth Display, Inc.	1/6/2023	250,000	275,000	1.9%
Hikerkind, Inc.	8/10/2023	250,000	250,000	1.8%
Impressionism Capital Fund I, L.P.	4/20/2023	100,000	74,608	0.5%
IQ Bar, Inc. Series B Preferred Stock	8/12/2022	250,000	313,442	2.2%
IsoMed, Inc. Common Stock	4/12/2024	76	260,410	1.8%
IsoTalent, Inc. – Series Seed-1 Preferred Stock	7/8/2022	1,000,000	1,180,357	8.2%
Lazzaro Medical, Inc.	7/1/2022	250,000	275,000	1.9%
Line Financial, P.B.C	8/17/2023	500,000	500,000	3.5%
Lukla, Inc. dba OROS Series B Preferred Stock	12/14/2023	500,000	500,000	3.5%
Mad Rabbit Tattoo, Inc. Convertible Debt	8/15/2024	250,000	250,000	1.8%
Nada Holdings, Inc.	6/17/2022	100,000	110,000	0.8%
Nomadica Series Seed-6 Preferred Stock	7/1/2022	250,000	314,847	2.2%
Obra, Inc., Common Stock	7/8/2022	76	164,690	1.2%

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2024

7. Restricted securities (cont.)

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
Parallel Health, Inc.	6/28/2022	$250,000	$262,500	1.8%
Pear Suite, Inc.	11/14/2022	250,000	275,000	1.9%
Shappi, Inc.	9/16/2022	250,000	262,500	1.8%
Stonks Y Combinator Summer 2022 Access Fund	9/16/2022	150,000	148,463	1.0%
SweatPals, Inc.	5/3/2023	125,000	125,000	0.9%
The Dyrt, Inc. Series C Preferred Stock	12/11/2023	250,000	250,000	1.8%
The Last Game Board, Inc.	12/9/2022	266,440	279,762	2.0%
Time Therapeutics, Inc. (Hone Health)	5/25/2023	250,000	314,479	2.2%
Trellis Technologies, Inc. Convertible Debt	6/1/2023	250,000	250,000	1.8%
Trellis Technologies, Inc. Warrants	6/1/2023	—	—	0.0%
True Footage Inc. – Series A Prime Preferred Stock	7/29/2022	250,000	285,002	2.0%
Wyndly Health, Inc.	9/13/2022	500,000	525,000	3.7%
		$11,074,089	$12,950,340	90.8%

8. Commitments and contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations, provide general indemnifications, set forth termination provisions and compel the contracting parties to arbitration in the event of dispute. From time to time, the Fund may be a party to arbitration, or legal proceedings, in the ordinary course of business, including proceedings relating to the enforcement of provisions of such contracts. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that would be subject to arbitration, generally.

In the normal course of business, the Fund may enter into agreements to purchase and sell investments. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval. As of September 30, 2024, the Fund has unfunded commitments in the amount of $62,500 and $150,000 for Ganas Ventures I, a series of Ganas Ventures, LP and Impressionism Capital Fund I, L.P. respectively. As of September 30, 2024, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

9. Indemnifications

The Fund indemnifies the Fund’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Federal tax information

The Fund has elected and intends to continue to elect to be treated as a registered investment company (“RIC”) for U.S. federal income tax purposes, and it has qualified, and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2024

10. Federal tax information (cont.)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund has selected a tax year end of September 30. At September 30, 2024, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$12,421,979

Gross unrealized appreciation	$2,154,392
Gross unrealized depreciation	(226,253)
Net unrealized appreciation on investments	$1,928,139

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

11. Risk factors

An investment in the Fund involves a high degree of risk and may be considered speculative. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

•        The Fund’s inception date was April 13, 2022 and it has a very limited operating history. The Adviser expects that it may take up to two years for the Fund to become primarily invested in Portfolio Companies and Portfolio Funds. Fund performance may be lower during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is more fully invested. If the Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation of the Fund could create negative transaction costs for the Fund and tax consequences for investors. There can be no assurance that the Fund will be able to identify, structure, complete and realize upon investments that satisfy its investment objective, or that it will be able to fully invest its offering proceeds.

•        The Adviser is newly formed and has no prior experience managing investment portfolios. The Adviser may be unable to successfully execute the Fund’s investment strategy or achieve the Fund’s investment objective.

•        There is no public market for Fund Shares and none is expected to develop. Shares are subject to substantial restrictions on transferability. Although the Fund began making semiannual offers to repurchase its Shares beginning in February 2023 (expected to be limited to no more than 5% of the Fund’s outstanding Shares for each such offer), these offers may be oversubscribed and there is no guarantee that you will be able to sell all of the Shares you desire in any semiannual repurchase offer.

•        While venture capital investments offer the opportunity for significant gains, these investments also involve an extremely high degree of business and financial risk and can result in substantial losses. Investments in start-up and growth-stage private companies typically involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time.

•        Private companies in which the Fund invests are generally not subject to SEC reporting requirements, are not required to maintain accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting.

Cashmere Fund
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2024

11. Risk factors (cont.)

•        The Fund’s investments in Portfolio Companies may be heavily negotiated and may incur significant transactions costs for the Fund.

•        A significant portion of the Fund’s investment portfolio will be illiquid investments recorded at fair value as determined in good faith in accordance with policies and procedures approved by the Board and, as a result, there may be uncertainty as to the value of Fund investments and the NAV of Fund Shares.

12. Subsequent events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein and has determined that there are no additional subsequent events that require disclosure or adjustment to the financial statements.

Cashmere Fund
ADDITIONAL INFORMATION
September 30, 2024 (Unaudited)

Proxy voting — A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at 1-888-577-7987 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://sec.gov. You may also obtain copies by calling the Fund at 1-888-577-7987.

Dividend Reinvestment — The Fund operates under a dividend reinvestment plan administered by the Fund’s Administrator as dividend reinvestment agent. Pursuant to the plan, any distributions by the Fund to its shareholders, net of any applicable U.S. withholding tax, will be reinvested in Shares of the Fund. Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Administrator in writing at Cashmere Fund c/o UMB Fund Services, Inc., PO Box 2175, Milwaukee, Wisconsin 53201-2175.

Approval of Subadvisor Agreement — The Board of Trustees (the “Board”) of the Cashmere Fund (the “Fund”), including all of the members (“Trustees”) of the Board who are not “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of the Fund, Sweater Industries LLC (the “Adviser”), or Forma Capital, LLC (“Forma,” and each such Trustee, an “Independent Trustee”), met in person on July 11, 2024 at a special meeting to discuss the proposed Sub-Advisory Agreement between the Adviser and Forma with respect to the Fund.

Pursuant to the 1940 Act, the Board is required to consider the initial approval of any investment advisory agreement with the Fund, including the Sub-Advisory Agreement. In connection with this process, the Board reviewed and discussed at its special in-person meeting materials relating to its consideration of the Sub-Advisory Agreement. The Board also considered all factors it believed relevant with respect to the Fund, including: (a) the nature, extent, and quality of services proposed to be provided by Forma to the Fund; (b) the nature, estimated cost, and scope Forma’s proposed services under the Sub-Advisory Agreement; (c) conditions that might affect Forma’s ability to provide high quality services to the Fund; (d) the proposed fee to be paid to Forma by the Adviser under the Agreement; (e) estimated expenses to be incurred by Forma with respect to the Fund and estimated profitability of the Fund to Forma; (f) potential fall-out benefits to Forma with respect to its sub-management of the Fund; and (g) the extent to which Forma may realize economies of scale with respect to its sub-management of the Fund. The Board received materials related to these matters for review in advance of its special meeting. The Board also met with and asked questions of representatives of Forma prior to its special meeting.

In considering whether to approve the Sub-Advisory Agreement and in reviewing the related materials, the Board met with relevant personnel of the Adviser and Forma, and reviewed with them materials prepared by Forma and materials provided by legal counsel to the Fund. The Board also met, including in executive session, with legal counsel to the Fund and with the Fund’s Chief Compliance Officer. Fund legal counsel reviewed with the Board their duties and responsibilities with respect to considering the approval of the Sub-Advisory Agreement.

As part of their review, the Trustees examined Forma’s ability to provide high quality investment management services to the Fund. The Trustees considered the qualifications and experience of Forma’s personnel who would serve as the Fund’s portfolio managers if the Sub-Advisory Agreement were approved, as well as the qualifications and experience of certain other key individuals at Forma who would provide services to the Fund. The Trustees also considered Forma’s investment philosophy and Forma’s representations regarding its intended research and decision-making processes, its ability to attract and retain capable research and advisory personnel and the costs associated with retaining such personnel, the capability of Forma’s senior management, and the level of skill required to provide sub-advisory services to the Fund. The Trustees also discussed with Forma’s representatives their experience in the venture capital space and how they would transition this to managing the Fund.

Cashmere Fund
ADDITIONAL INFORMATION
September 30, 2024 (Unaudited)

The Trustees reviewed the nature, estimated cost, and scope Forma’s proposed services under the Sub-Advisory Agreement. The Trustees considered that these services include adhering to the Fund’s investment restrictions, complying with regulatory obligations, performing due diligence on potential portfolio companies and funds, and negotiating to invest in proposed portfolio companies, subject to oversight by the Adviser. The Trustees discussed with the Adviser and with Forma the delegation by the Adviser of its day-to-day investment management responsibilities with respect to the Fund to Forma, and the Adviser’s responsibility to oversee Forma’s provision.

The Board noted that Forma’s senior management currently manage a private venture capital fund (advised by an affiliate of Forma), and considered certain performance information regarding this venture capital fund. The Board noted the differences between a private venture capital fund versus a registered closed-end fund such as the Fund, and thus did not rely on these comparisons to a significant extent.

The Trustees considered conditions that might affect Forma’s ability to provide high quality services to the Fund under the Sub-Advisory Agreement. This included information provided by Forma on its projected costs of advising the Fund and representations made by Forma to the Board regarding its capitalization and funding. Based on the foregoing, the Trustees concluded that Forma’s investment process, research capabilities and philosophy appeared to be well suited to the Fund, given the Fund’s investment objectives and policies. The Board also determined, based on representations provided by Forma, that Forma should be able to meet its reasonably foreseeable obligations under the Sub-Advisory Agreement.

The Trustees considered the proposed sub-management fee under the Agreement, including reviewing information provided by Forma comparing this with contractual management fees of certain peer group closed-end funds that also primarily make private investments. The Trustees also discussed with the Adviser and Forma the proposed sub-management fee under the Sub-Advisory Agreement. The Trustees also considered information provided by Forma regarding the fees it affiliated adviser charges to its private venture capital fund client. The Board did not rely on this comparison to a significant extent, however, noting the differences between a private venture capital fund versus a registered closed-end fund such as the Fund.

The Trustees considered information about the estimated expenses to be incurred by Forma with respect to the Fund and estimated profitability of the Fund to Forma over the initial term of the Sub-Advisory Agreement. The Trustees also evaluated the potential benefits of the sub-advisory relationship to Forma, in addition to the proposed sub-management fee under the Sub-Advisory Agreement. The Trustees considered Forma’s representations that it does not anticipate causing the Fund to enter into transactions that will generate “soft dollar” credits. The Trustees considered and discussed with Forma the proposed use of Fund assets for advertising purposes. Forma confirmed that no personnel of Forma or its affiliates would receive compensation from the Fund for assisting the Fund with its marketing efforts.

The Trustees also considered the extent to which economies of scale might be realized by Forma, and reviewed estimates provided by Forma. The Trustees determined that it does not appear that Forma will benefit from economies of scale acting as subadviser to the Fund to such an extent that additional breakpoints in the sub-management fee under the Sub-Advisory Agreement should be implemented at this time.

In its deliberations with respect to these matters, the full Board, including the Independent Trustees, was advised by counsel to the Fund. The Independent Trustees considered the Agreement in executive session, as well as in the presence of the full Board. The Trustees weighed the foregoing matters, as well as other information, in light of the advice given by the Fund’s counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Board, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all of the matters considered. The Trustees may also have evaluated these matters differently, ascribing different weights to various matters.

Based on its review, the Board, including all of the Independent Trustees, determined, in the exercise of their business judgment, that the proposed management fee under the Sub-Advisory Agreement was reasonable in light of the nature and scope of services to be performed by Forma under the Sub-Advisory Agreement and the costs projected to be incurred by Forma in providing services to the Fund, and further determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Cashmere Fund
ADDITIONAL INFORMATION
September 30, 2024 (Unaudited)

The Board therefore approved the proposed Sub-Advisory Agreement, and recommended that approval of the Sub-Advisory Agreement be voted on by the Fund’s shareholders.

Results of the Special Meetings of Shareholders — A special meeting of shareholders of the Sweater Cashmere Fund was held on September 12, 2024. The matters voted on by the shareholders of record as of September 12, 2024 and the results of the vote at the shareholder meeting held September 12, 2024 are as follows:

To approve a proposed sub-advisory agreement between Sweater Industries, LLC and Forma Cashmere, LLC on behalf of the Sweater Cashmere Fund.

	For	Against	Abstain
Sweater Cashmere Fund	318,397	21,224	18,590

Fund Information

Investment Adviser
Sweater Industries LLC
Boulder, Colorado

Administrator, Accounting Agent, and Transfer Agent
UMB Fund Services, Inc.
Milwaukee, Wisconsin

Custodian
UMB Bank, N.A
Kansas City, Missouri

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Philadelphia, PA

Trustees
Jonathan Stanley Bellish
William Benjamin Hadley
Jesse K Randall

Officers
President and Principal Executive Officer
Jesse K Randall

Principal Financial Officer and Treasurer
Gordan Jones

Chief Compliance Officer
Jonathan Wowak

Secretary
Emma Clark

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2.  Code of Ethics.

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.  Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.  Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 14.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule10b-18(a)(3) under the Exchange Act(17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16.  Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 18.  Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.  Exhibits.

(a) (1)	Not applicable to semi-annual reports

(a) (2)	Not applicable.

(a) (3)	Certifications required pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (4)	Not applicable.

(a) (5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cashmere Fund

/s/ Jesse Randall
By: Jesse Randall
President and Principal Executive Officer
December 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Jesse Randall
By: Jesse Randall
President and Principal Executive Officer
December 6, 2024

/s/ Gordon Jones
By: Gordon Jones
Principal Financial Officer & Treasurer
December 6, 2024